UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OFTHE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  March 20, 2007
                                                  ------------------------------

                               AMREP CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

Oklahoma                          1-4702                  59-0936128
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(State or Other Jurisdiction      (Commission File       (IRS Employer
of Incorporation)                 Number)                 Identification Number)

300 Alexander Park, Suite 204, Princeton, New Jersey                  08540
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       (Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code:  (609) 716-8200
                                                     ---------------------------

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02 Departure  of Directors or Certain  Officers;  Election of  Directors;
          Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     (b) Elmer F. Hansen, Jr. resigned from the Board of Directors of the Registrant effective March 20, 2007.

     (d) At a meeting held March 20, 2007, the Board of Directors of the Registrant elected Jonathan B. Weller as a member of Class III of the Registrant's Board to fill the vacancy created by the resignation of Elmer F. Hansen, Jr. The term of the Registrant's Class III Directors continues until the Registrant's 2008 Annual Meeting of Shareholders. The Board also elected Mr. Weller as a member of the Audit Committee.

     Mr.  Weller  will be  compensated  for his  services  as a Board  and Audit
Committee   member  in  accordance  with  the   Registrant's   present  director
compensation policy, as follows:

               For Board membership - an annual fee of $80,000 per annum, payable in equal quarterly installments, in arrears, on or about the first day of December, March, June and September;

               For attendance at Board meetings - $1,500 for each meeting attended in person and $500 for each meeting attended by telephone, unless, in the case of a telephonic meeting, the Board determines that the meeting and the attendant preparation were so brief that no payment is warranted; and

               For Audit Committee membership - an annual fee of $5,000 payable in equal quarterly installments, in arrears, on or about the first day of December, March, June and September and no attendance fee.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              AMREP CORPORATION
                                              -----------------
                                                (Registrant)

                                              By:  /s/Peter M Pizza
                                                   ----------------
                                                   Peter M. Pizza
                                                   Vice President and
                                                   Chief Financial Officer

Date:  March 21, 2007
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